UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

ALTUS MIDSTREAM COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On October 21, 2021, the following email was sent to Altus Midstream Company personnel:

Team,

Today, we announced Altus will combine with BCP Raptor Holdco (“BCP”), the parent company of EagleClaw Midstream, in an all-stock transaction. The combination creates the largest midstream operator in the Delaware Basin and the third largest in the Permian. The transaction is expected to close in early 2022 and is an exciting step for Altus. You can read more detail in the press release here.

Since we formed Altus Midstream in 2018, our goal was to create a pure play midstream company in the Permian and grow the business to support all of Apache’s gas gathering, processing and transportation assets at Alpine High. As the business evolved, we continued to seek new opportunities to grow and be competitive.

We have created a very successful business, literally from the ground up; building a team of midstream specialists, operating state-of-the-art gas processing facilities, and investing in four of the newest Permian-to-Gulf Coast pipelines. We should all be proud of these many achievements.

The opportunity to combine our assets with those of EagleClaw is a great next step. I have watched the growth of EagleClaw for several years and am impressed with what their management team has accomplished. They have built a competitive and diverse midstream business in West Texas. Their asset footprint and client base are extensive and strategically located in the core of the Delaware Basin. I’m excited about this opportunity for Altus.

You’ll hear more in the coming weeks and months as we move through the transaction process. In the meantime, I want to provide some further background on the deal, why we are doing it, and what it will mean going forward.

Who is BCP/EagleClaw Midstream?

BCP is the parent company of EagleClaw Midstream, a privately owned midstream operator based in the Delaware Basin. It offers gas gathering and compression services, gas processing, NGL and gas transmission, crude oil gathering and storage, and water handling and disposal services. It also holds a 26.7% interest in Permian Highway Pipeline (Altus also holds a 26.7% interest). BCP is owned by Blackstone and I-Squared, two well-known and highly respected private equity investors in the energy industry. EagleClaw has offices in Midland and Houston.

Why EagleClaw?

Since 2019, we have analyzed a range of strategic options for Altus. Our evaluation prioritized a number of factors, including preserving our $6 per share annual dividend implemented this year, addressing debt and preferred equity financing, while prudently and efficiently growing our business to create long-term value. This transaction with EagleClaw achieves all of these objectives.

Commodity prices are improving, and production activity is accelerating in the Texas Delaware Basin, making this an opportune time to take advantage of market conditions by expanding our processing and transportation capabilities for oil, gas and NGLs.

EagleClaw currently serves over 30 customers, outlining a clear path for growth and use of Altus’ excess processing capacity. The combination of Altus and EagleClaw will create the largest pure-play midstream company in the Permian Basin (as measured by processing, it will be the largest gas processor in the Delaware Basin and third largest in the Permian), providing the scale and operational capabilities necessary for the long-term success of Altus. The new company is expected to have a lower risk profile than either company on a stand-alone basis.

Who will lead the new company?

I will step down as Altus CEO, and the BCP management team, led by Jamie Welch as President and CEO, will take on executive management responsibilities at Altus following the close of the transaction. Jamie and his management team are aligned with the core objectives of Altus, including returning capital to shareholders and operating in an environmentally responsible manner.

What does this mean for Altus personnel?

I understand you will have questions about what this means for you and your colleagues. In the coming months, we will work to finalize the new company structure and how employees of both companies will transition. We anticipate that field personnel will transfer with our assets. Please know that as decisions are made, they will be shared with you. In the meantime, please continue to focus on performing your work safely and speak with your manager or HR business partner, if you have questions.

When will the transaction close?

Following customary regulatory reviews, we anticipate the acquisition to be finalized and approved in the first quarter of 2022.

What’s next?

I will schedule a team meeting today to talk through details and answer additional questions you may have. Look out for the invite. We will continue to provide information regarding the transaction in the coming weeks, and will also host a joint town hall with the EagleClaw leadership team and arrange for reciprocal visits.

The work you have all done over the last few years has been remarkable. I am proud of what we have built as an organization and look forward to the continued growth and success of the new company.

Thank you for your patience, continued support and safety leadership.

CLAY BRETCHES

CEO and President, Altus Midstream

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

In connection with the proposed transaction, Altus Midstream Company (the “Company”) intends to file a proxy statement with the Securities and Exchange Commission (“SEC”) and also plans to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement (if and when it becomes available) and other relevant documents filed by the Company with the SEC at the SEC’s website at www.sec.gov. You may also obtain the Company’s documents on its website at www.altusmidstream.com.

PARTICIPANTS IN THE SOLICITATION

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the Company’s directors and executive officers is available in the Company’s proxy statement filed with the SEC on April 23, 2021, for its 2021 annual meeting of stockholders. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the definitive proxy statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents using the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts included or incorporated by reference in this document, including, without limitation, statements about the Company’s ability to effect the transactions; the expected benefits of the transactions; future dividends; and future plans, expectations, and objectives for the combined company’s operations after completion of the transactions, including statements about strategy, synergies, future operations, financial position, estimated revenues, projected costs, prospects, plans, and objectives of management, are forward-looking statements. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “could,” “expect,” “intend,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “continue,” “seek,” “guidance,” “might,” “outlook,” “possibly,” “potential,” “prospect,” “should,” “would,” or similar terminology, but the absence of these words does not mean that a statement is not forward looking.

While forward-looking statements are based on assumptions and analyses made by the Company that the Company believes to be reasonable under the circumstances, whether actual results and developments will meet expectations and predictions depend on a number of risks and uncertainties which could cause actual results, performance, and financial condition to differ materially from expectations. See “Risk Factors” in the Company’s Annual Report Form 10-K for the fiscal year ended December 31, 2020, and in the Company’s Quarterly Reports on Form 10-Q, filed with the SEC for a discussion of risk factors that affect the Company’s business. Any forward-looking statement made in this document speaks only as of the date on which it is made. Factors or events that could cause actual results to differ may emerge from time to time, and it is not possible to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.